UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

April 10, 2003 Date of Report (Date of earliest event reported)	33-26327 Commission File Number

Raines Lenders, L.P.

(Exact name of registrant as specified in its charter)

Tennessee (State or other jurisdiction of incorporation or organization)	62-1375240 (I.R.S. Employer Identification Number)

4400 Harding Place, Suite 500
Nashville, Tennessee 37205
(Address of Principal Executive Offices) (Zip Code)

(615) 292-1040
(Registrant's telephone number, including area code)

Item 4. Changes in Registrant's Certifying Accountant

(a)

Previous independent accountants decline to stand for re-election.

In a letter dated April 4, 2003 and received by the Registrant on April 10, 2003, KPMG LLP ("KPMG") declined to stand for re-election as independent public accountants for the Registrant.

The audit reports issued by KPMG on the financial statements of the Registrant as of and for the years ended December 31, 2002 and December 31, 2001, did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified, as to uncertainty, audit scope or accounting principles, except as follows:

KPMG's report, dated February 1, 2003, except for Note 6, which is dated March 25, 2003, contains an explanatory paragraph. This report appears in the Form 10-K of Raines Lenders, L.P., dated December 31, 2002. The explanatory paragraph states that the Partnership has suffered recurring losses from operations and has insufficient liquid assets to fund ongoing operations that raise substantial doubt about its ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of that uncertainty.

.

During the two most recent fiscal years ended December 31, 2002 and December 31, 2001, and the subsequent interim period from January 1, 2003 through April 4, 2003, there have been no disagreements between the Registrant and KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference to the subject matter thereof in its report on the Registrant's financial statements for such periods.

During the two most recent fiscal years and through April 4, 2003, there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

The Registrant requested KPMG to furnish a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of such letter is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b)

Engagement of new independent accountants.

(i) The Registrant has appointed Crowe Chizek and Company LLC as its new independent public accountants effective as of April 17, 2003. The selection of Crowe Chizek and Company LLC was approved by the Board of Directors of 222 Partners, Inc. the general partner of 222 Raines, L.P. the General Partner of the Registrant on April 17.2003. During the fiscal years ended December 31, 2002 and December 31, 2001 and through April 17, 2003, the Registrant has not consulted Crowe Chizek and Company LLC regarding any matters described in, and required to be disclosed pursuant to, Item 304(a)(2)(i) and (ii) of Regulation S-K.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a) Financial Statements of Businesses Acquired.

Not applicable.

(b) Pro Forma Financial Statements.

Not applicable.

(c) Exhibits.
16.1

Letter dated April 17, 2003 from KPMG LLP to the Commission

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAINES LENDERS, L.P.
By: 222 Raines, Ltd.
General Partner
DATE: April 17, 2003	By: /s/ Steven D. Ezell
General Partner
DATE: April 17, 2003	By: /s/ Michael A. Hartley
General Partner
By: 222 Partners, Inc.
General Partner
DATE: April 17, 2003	By: /s/ Michael A. Hartley
Secretary/Treasurer

EXHIBIT INDEX

Exhibit Number	Description
16.1	Letter dated April 17, 2003 from KPMG LLP to the Commission